UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : May 28, 2021

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ALLIED SECURITY INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-26604	23-2770048
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 S Lake Ave, Suite 300, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

909-331-8899

Registrant’s telephone number, including area code

500 S. Australian Ave., West Palm Beach, FL 33401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant

On April 17, 2021, East West Fund, LLC entered into an Agreement of Purchase and Sale Control Stock and Non-Affiliate Debt Agreement under which East West Fund, LLC purchased 20,000 shares each of Preferred A Shares of preferred stock. This gives East West Fund, LLC majority voting control of the corporation. Final closing of the purchase occurred on May 28, 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On May 28, 2021, Miro Zecevic resigned from all officer and director positions with the corporation and David He was hereby appointed as director, president, secretary and treasurer.

Mr. David He, President, Director, Age 61

Mr. He Huijun, (61 years old) was born in Changsha, Hunan Province, China. Immigrated to the United States in 1996, 1977-1982, studied at Huazhong Institute of Technology, majored in mechanical manufacturing, obtained a bachelor's degree,1985-1996, engaged in mechanical manufacturing, obtained the title of engineer, non-ferrous metal import and export business, successively Salesman, Deputy Section Chief, Chief Section Chief, Division Chief, and General Manager. Came to the United States for 26 years, engaged in various jobs in real estate investment companies and fund management companies. He is currently the CEO of Nasdaq Pink, CLAD, and has many years of business management experience.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Agreement for Purchase and Sale Control Stock and Non-Affiliate Debt
99.1	Resignation of Officer
99.2	Appointment of New Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Security Innovations, Inc.

Dated: June 22, 2021	By:	/s/ Huijun He
	Name:	Huijun He
	Title:	Chief Executive Officer and President

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